UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09603

AMERICAN BEACON SELECT FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GREGORY J. STUMM, PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: April 30, 2025

Date of reporting period: April 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders

American Beacon

Ionic Inflation Protection ETF

Ticker: CPII

Annual Shareholder Report - April 30, 2025

Principal Listing Exchange: NYSE Arca

This annual shareholder report contains important information about American Beacon Ionic Inflation Protection ETF for the period of May 1, 2024 to April 30, 2025. You can find additional information about the Fund at www.americanbeaconfunds.com/literature. You can also request this information by contacting us at 833-471-3562. This report describes material changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Ionic Inflation Protection ETF	$71	0.70%

How did the Fund perform and what affected its performance?

The ETF returned 2.81% for the twelve months ended April 30, 2025, compared to the Bloomberg US Aggregate Bond Index return of 8.02%.

• The bond market had positive returns over the period despite spikes in market volatility, largely driven by concerns with inflation, as well as uncertainty surrounding U.S. trade policy.

• The investment objective of the Fund is to provide capital appreciation in elevated and rising inflationary environments. Over the 12 months ended April 2025, the Consumer Price Index for All Urban Consumers increased 2.3% on a non-seasonally adjusted basis.

• The Fund benefited from its allocation in U.S. Treasury Inflation-Protected Securities (“TIPS”) which skewed the Fund towards quality and a defensive positioning.

Cumulative Performance from June 28, 2022 through April 30, 2025

The initial investment, based on a $10,000 investment, is adjusted to reflect the maximum applicable sales charge, if any.

	CPII	Bloomberg US Aggregate Bond Index
06/2022	$10,000	$10,000
06/2022	$10,018	$10,100
07/2022	$10,168	$10,346
08/2022	$10,216	$10,054
09/2022	$10,038	$9,620
10/2022	$10,350	$9,495
11/2022	$10,125	$9,844
12/2022	$10,129	$9,800
01/2023	$9,867	$10,101
02/2023	$10,122	$9,840
03/2023	$10,158	$10,090
04/2023	$10,089	$10,151
05/2023	$10,068	$10,041
06/2023	$10,144	$10,005
07/2023	$10,275	$9,998
08/2023	$10,262	$9,934
09/2023	$10,474	$9,682
10/2023	$10,629	$9,529
11/2023	$10,387	$9,960
12/2023	$10,312	$10,342
01/2024	$10,438	$10,313
02/2024	$10,607	$10,167
03/2024	$10,600	$10,261
04/2024	$10,899	$10,002
05/2024	$10,791	$10,172
06/2024	$10,758	$10,268
07/2024	$10,622	$10,508
08/2024	$10,600	$10,659
09/2024	$10,647	$10,802
10/2024	$10,848	$10,534
11/2024	$10,831	$10,645
12/2024	$10,937	$10,471
01/2025	$11,074	$10,526
02/2025	$11,086	$10,758
03/2025	$11,191	$10,762
04/2025	$11,246	$10,804

Average Annual Total Returns (%)

HEADER	1 Year	Since Inception (6/28/22)
CPIIFootnote Reference1	2.81%	4.07%
Bloomberg US Aggregate Bond Index	8.02%	2.76%
Footnote	Description
Footnote[1]	Return may differ from actual shareholder return due to accounting adjustments for financial reporting purposes.

Performance shown is historical and is not indicative of future returns.  Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit americanbeaconfunds.com or call 800-967-9009. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics

Total Net Assets	$10,224,317
# of Portfolio Holdings	9
Portfolio Turnover Rate	114%
Total Management Fees Paid	$88,214

What did the Fund invest in?

 Top Holdings - % Net Assets

U.S. Treasury Inflation-Indexed Notes, 0.125%, Due 7/15/2026	12.9
U.S. Treasury Inflation-Indexed Notes, 0.125%, Due 10/15/2025	12.6
U.S. Treasury Inflation-Indexed Notes, 0.125%, Due 4/15/2027	12.5
U.S. Treasury Inflation-Indexed Notes, 0.375%, Due 7/15/2025	12.4
U.S. Treasury Inflation-Indexed Notes, 0.125%, Due 4/15/2026	12.1
U.S. Treasury Inflation-Indexed Notes, 0.125%, Due 10/15/2026	11.9
U.S. Treasury Inflation-Indexed Notes, 0.625%, Due 1/15/2026	11.4
U.S. Treasury Inflation-Indexed Notes, 0.375%, Due 1/15/2027	11.0
2-Year Interest Rate Swap, 5.220%, Due 1/13/2027	0.6
2-Year Interest Rate Swap, 5.220%, Due 1/13/2027	0.4

Excludes cash equivalents.

Asset Allocation - % Investments

U.S. Treasury Obligations	97.8
Investment Companies	1.4
Interest Rate Swaptions	1.1
Inflation Swap	(0.3)

Material Fund Changes

This is a summary of certain changes to the Fund since April 30, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by August 29, 2025  at www.americanbeaconfunds.com/literature or upon request at 833-471-3562.

On November 19, 2024, the Board of Trustee approved the adoption of January 31 as the fiscal year end for the American Beacon Ionic Inflation Protection ETF (the “Ionic ETF”). The first full cycle of the fiscal year reporting will begin February 1, 2026. As a result of the change, the Ionic ETF will have a January 31 fiscal transition period, the results of which are reported in the Semi-Annual Financial Statements Report for the period ended July 31, 2025.

Changes in or Disagreements with Accountants

On November 19, 2024, the Audit and Compliance Committee of the Board of Trustees (“Board”) of American Beacon Select Funds (the “Trust”) recommended and approved the decision to replace Cohen & Company, Ltd. (“Cohen & Co”) as the independent registered public accounting firm for the American Beacon Ionic Inflation Protection ETF (the “Ionic ETF”). During the fiscal periods ended April 30, 2024 and April 30, 2023 (the “Covered Period”) and through April 11, 2025 (the "Reorganization Date"), there were no disagreements with Cohen & Co on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Cohen & Co, would have caused it to make a reference in connection with its opinion to the subject matter of disagreement. The Board also recommended and approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountant for the fiscal year ended April 30, 2025. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Ionic ETF or the Board with the performance of the Ionic ETF’s prior independent registered public accounting firm, Cohen & Co.

Additional Information

For additional information about the Fund, including its prospectus, financial statements, holdings, and proxy voting information, please visit www.americanbeaconfunds.com/literature or call 1-833-471-3562.

Householding

If your financial institution mailed only one copy of this Report to an address shared by more than one account, you can request an individual copy by contacting your financial institution.

Distributed by Foreside Financial Services, LLC

Ionic Inflation Protection ETF

Annual Shareholder Report - April 30, 2025

IIP ETF_ETF 0425

Ticker: CPII

Item 2. Code of Ethics

The registrant adopted a code of ethics (the “Code”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant amended the Code on June 14, 2024 to update the name of the Principal Executive Officer. The registrant has not granted any waivers from the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees of the Trust has determined that Claudia Holz, a member of the Trust’s Audit and Compliance Committee, is the “audit committee financial expert” as defined in Form N-CSR. Ms. Holz is considered “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to all other fees category would consist of service related to internal control reviews, strategy, and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and all other fees by the principal accountant.

(a)

Audit Fees	Fiscal Year Ended
$18,000	4/30/24
$51,009	4/30/25

(b)
Audit Related Fees	Fiscal Year Ended
$0	4/30/24
$0	4/30/25

(c)
Tax Fees(1)	Fiscal Year Ended
$6,500	4/30/24
$0	4/30/25

(d)
All Other Fees	Fiscal Year Ended
$0	4/30/24
$0	4/30/25

(1) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, tax planning, filing assistance for EU reclaims and PFIC tax services. These fees include international, federal, state, and excise tax reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the registrant’s principal accountant:

•

to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•

to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•

to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$0	$0	N/A	4/30/24
$0	$128,469	N/A	4/30/25

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)	The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 7.

(b)	Not applicable.

Financial Statements and Other Information

Name of registrant: American Beacon Select Funds

Date of fiscal year end: April 30, 2025

Date of reporting period: April 30, 2025

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

American Beacon®
SELECT FUNDS

2025

ANNUAL FINANCIAL STATEMENTS

April 30, 2025

IONIC INFLATION PROTECTION ETF

IIP ETF 0425

American Beacon Select Funds

Additional Fund Information	Back Cover

Although information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein. All information is as of the end of the reporting period, unless noted otherwise, and is subject to change. Each Fund’s portfolio composition will change depending on economic and market conditions.

American Beacon Select Funds	April 30, 2025

American Beacon Ionic Inflation Protections ETFSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Select Funds and Shareholders of American Beacon Ionic Inflation Protection ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Ionic Inflation Protection ETF (one of the funds constituting American Beacon Select Funds, hereafter referred to as the “Fund”) as of April 30, 2025, the related statement of operations for the year ended April 30, 2025, the statements of changes in net assets for the year ended April 30, 2025, including the related notes, and the financial highlights for the year ended April 30, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, the results of its operations for the year then ended, the changes in its net assets for the year ended April 30, 2025 and the financial highlights for the year ended April 30, 2025 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended April 30, 2024 and the financial highlights for each of the periods ended on or prior to April 30, 2024 were audited by other auditors whose report dated June 28, 2024 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

June 27, 2025

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon Ionic Inflation Protection ETFSM

Schedule of Investments

April 30, 2025

	Principal Amount	Fair Value

U.S. TREASURY OBLIGATIONS - 96.88%
U.S. Treasury Inflation-Indexed Notes,
0.375%, Due 7/15/2025A	$1,271,327	$1,270,178
0.125%, Due 10/15/2025A D	1,291,038	1,290,559
0.625%, Due 1/15/2026A	1,166,789	1,165,931
0.125%, Due 4/15/2026A	1,240,861	1,233,080
0.125%, Due 7/15/2026A	1,322,984	1,319,334
0.125%, Due 10/15/2026A	1,225,896	1,219,137
0.375%, Due 1/15/2027A	1,134,507	1,126,378
0.125%, Due 4/15/2027A	1,299,431	1,280,376

		9,904,973

Total U.S. Treasury Obligations (Cost $9,819,221)		9,904,973

	Shares

SHORT-TERM INVESTMENTS - 1.42% (Cost $145,401)

Investment Companies - 1.42%
American Beacon U.S. Government Money Market Select Fund, 4.25%B C	145,401	145,401

TOTAL INVESTMENTS - 98.30% (Cost $9,964,622)		10,050,374
SWAPTIONS CONTRACTS - 1.03% (Premiums paid $254,400)		104,958
OTHER ASSETS, NET OF LIABILITIES - 0.67%		68,985

TOTAL NET ASSETS - 100.00%		$10,224,317

Percentages are stated as a percent of net assets.

A Inflation-Indexed Note.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

D This security or a piece thereof is held as segregated collateral. At period end, the value of these securities amounted to $1,290,559 or 12.62% of net assets.

Swaptions Contracts Outstanding on April 30, 2025:

Interest Rate Swaptions
Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000’s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - 2-Year Interest Rate Swap	BOA	1 day USD SOFR	Receive	5.22	1/13/2027	12,000	$146,400	$59,976	$(86,424)
Put - 2-Year Interest Rate Swap	JPM	1 day USD SOFR	Receive	5.22	1/13/2027	9,000	108,000	44,982	(63,018)

							$254,400	$104,958	$(149,442)

Centrally Cleared Swap Agreements Outstanding on April 30, 2025:

Inflation Swap
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Receive	U.S. CPI Urban Consumers NSA	2.61	1/15/2030	USD	10,500	$3,233	$(24,723)	$(27,956)

						$3,233	$(24,723)	$(27,956)

Glossary:

Counterparty Abbreviations:
BOA	Bank of America
JPM	JPMorgan Chase Bank, N.A.

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
SOFR	Secured Overnight Financing Rate.

See accompanying notes

American Beacon Ionic Inflation Protection ETFSM

Schedule of Investments

April 30, 2025

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of April 30, 2025, the investments were classified as described below:

Ionic Inflation Protection ETF Fund	Level 1	Level 2	Level 3	Total
Assets
U.S. Treasury Obligations	$–	$9,904,973	$-	$9,904,973
Short-Term Investments	145,401	–	-	145,401

Total Investments in Securities - Assets	$145,401	$9,904,973	$-	$10,050,374

Financial Derivative Instruments - Assets
Swaptions Contracts	$–	$104,958	$-	$104,958

Total Financial Derivative Instruments - Assets	$–	$104,958	$-	$104,958

Financial Derivative Instruments - Liabilities
Swap Contract Agreements	$–	$(27,956)	$-	$(27,956)

Total Financial Derivative Instruments - Liabilities	$–	$(27,956)	$-	$(27,956)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended April 30, 2025, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Ionic Inflation Protection ETF

Statement of Assets and Liabilities

April 30, 2025

Assets:
Investments in unaffiliated securities, at fair value†	$9,904,973
Investments in affiliated securities, at fair value‡	145,401
Swaptions contracts outstanding (premiums paid $254,400, respectively)	104,958
Cash with brokers	93,446
Dividends and interest receivable	6,947

Total assets	10,255,725

Liabilities:
Management fees payable (Note 2)	6,163
Payable for variation margin from open centrally cleared swap agreements (Note 5)	25,245

Total liabilities	31,408

Commitments and contingent liabilities (Note 1 and Note 2)
Net assets	$10,224,317

Analysis of net assets:
Paid-in-capital	$10,501,230
Total distributable earnings (deficits)A	(276,913)

Net assets	$10,224,317

Shares outstanding at no par value (unlimited shares authorized)	525,000
Net assets	$10,224,317
Net asset value, offering and redemption price per share	$19.47

† Cost of investments in unaffiliated securities	$9,819,221
‡ Cost of investments in affiliated securities	$145,401

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Ionic Inflation Protection ETF

Statement of Operations

For the year ended April 30, 2025

Investment income:
Dividend income from unaffiliated securities	$315
Dividend income from affiliated securities (Note 2)	289
Interest income	611,421

Total investment income	612,025

Expenses:
Management fees (Note 2)	88,214

Total expenses	88,214

Net investment income	523,811

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	24,199
Redemption in kind	(10,792)
Swaptions contracts	58,400
Swap agreements	143,722
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	132,045
Swap agreements	(208,739)
Swaptions contracts	(395,967)

Net (loss) from investments	(257,132)

Net increase in net assets resulting from operations.	$266,679

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Ionic Inflation Protection ETF

Statement of Changes in Net Assets

	Year Ended April 30, 2025	Year Ended April 30, 2024
Increase (decrease) in net assets:
Operations:
Net investment income	$523,811	$484,949
Net realized gain from investments in unaffiliated securities, redemption in kind, swaptions contracts, and swap agreements	215,529	34,534
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, swap agreements, and swaptions contracts	(472,661)	428,198

Net increase in net assets resulting from operations	266,679	947,681

Distributions to shareholders:
Total retained earnings	(698,406)	(671,973)

Net distributions to shareholders	(698,406)	(671,973)

Capital share transactions (Note 9):
Proceeds from sales of shares	—	4,433,127
Cost of shares redeemed	(3,852,330)	—
ETF transaction fees (Note 6)	3,819	5,358

Net increase (decrease) in net assets from capital share transactions	(3,848,511)	4,438,485

Net increase (decrease) in net assets	(4,280,238)	4,714,193

Net assets:
Beginning of year	14,504,555	9,790,362

End of year	$10,224,317	$14,504,555

See accompanying notes

American Beacon Ionic Inflation Protection ETFSM

Notes to Financial Statements

April 30, 2025

1. Organization and Significant Accounting Policies

American Beacon Select Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, open-end management investment company. As of April 30, 2025, the Trust consists of four active series, one of which is presented in this filing: American Beacon Ionic Inflation Protection ETF (the “Fund”). The remaining three active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Manager is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.

Fund Reorganization

On November 19, 2024, the Trust’s Board of Trustees (the “Board”) approved a Plan of Reorganization and Termination (the “Plan”) to reorganize Ionic Inflation Protection ETF (the “Acquired Fund”), a series of the Tidal ETF Trust, into the American Beacon Ionic Inflation Protection ETF, (the “Acquiring Fund”), a newly-created series of the Trust (said transaction, a “Reorganization”). Shareholders for the Acquired Fund approved the Plan at a special meeting on November 21, 2024.

On April 11, 2025, pursuant to the Plan, the Acquired Fund transferred all its property and assets, to the Acquiring Fund, in exchange solely for shares of the Acquiring Fund having an aggregate NAV equal to the Acquired Fund’s net assets, and the assumption of all of the Acquired Fund’s liabilities. Shareholders of the Acquired Fund became shareholders of the Acquiring Fund, in which they received shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by the shareholders immediately prior to the Reorganization.

The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes. As such, the Acquired Fund’s shareholders recognized no gain or loss for federal income tax purposes.

The shares, net assets, net investment income, and net unrealized appreciation (depreciation) of the Acquired Fund, as of the close of business on April 11, 2025 was as follows:

Fund Shares	525,000
Net Assets	$10,171,928
Net Investment Income	$461,419
Unrealized Depreciation	$(140,650)

The Acquiring Fund is designed to be substantially similar from an investment perspective to the Acquired Fund. The Reorganization shifted the management oversight responsibility from Tidal Investments LLC (the “Advisor” when used to refer to the Acquired Fund) to the Manager. The Manager engaged Ionic Capital Management LLC. (the “Sub-Advisor” when used to refer to the Fund) as the sub-advisor to the Acquiring Fund, thus maintaining the continuity of the portfolio management.

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with the amount distributable to shareholders for tax purposes.

American Beacon Ionic Inflation Protection ETFSM

Notes to Financial Statements

April 30, 2025

Change in Fiscal Year End

On November 19, 2024, the Board approved a change in the fiscal year-end of the Acquired Fund from an April 30 fiscal year-end to January 31. The first full cycle of the fiscal year reporting will begin February 1, 2026. As a result of the change, the Acquiring Fund will have a January 31 fiscal transition period, the results of which are reported in this Semi-Annual Financial Statements Report for the period ended July 31, 2025.

Recently Adopted Accounting Pronouncements

In this reporting period, the Fund adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280); Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the American Beacon Funds acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values

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April 30, 2025

of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Creation and Redemption Transactions

The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“Exchange”). Shares may be purchased and redeemed from the Fund only in Creation Units of 25,000 shares, or multiples thereof, at NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares of the Fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in shares for the Fund are disclosed in detail in the Statements of Changes in Net Assets. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.americanbeaconfunds.com/etfs.

Distribution

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“Distributor”) serves as the Fund’s distributor. The Distributor distributes Creation Units for the Fund on a best efforts basis. Shares in less than Creation Units are not distributed by the Distributor, and the Distributor does not maintain a secondary market in the shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust

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April 30, 2025

enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

Under the Fund’s management agreement with the Manager (the “Management Agreement”), the Manager has agreed to pay all the expenses of the Fund, except for the management fee payments to the Manager under the Management Agreement (also known as a “unitary advisory fee”), acquired fund fees and expenses, brokerage commissions and issue and transfer taxes relating to the purchase and sale of portfolios holdings, securities lending fees, expenses associated with securities sold short, expenses or losses arising out of any liability or claim asserted against the Trust or Fund for violation of any law, distribution and service fees pursuant to a Rule 12b-1 plan (if any), costs of holding shareholder meetings, except meetings related to changes to the Management Agreement, the election of any Board member who is an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act, and/or other matters that directly benefit the Manager, taxes and governmental fees, and extraordinary expenses. For any Excluded Expenses that may be charged to the Fund, expenses directly charged or attributable to a Fund will be paid from the assets of the Fund, and expenses of the Trust will be allocated among and charged to the assets of the series of a Trust on a basis that the Board deems fair and equitable, which may be based on the relative net assets of the series of the Trust or nature of the services performed and relative applicability to a fund.

The Fund’s Management Agreement with the Manager provides for the Fund to pay the Manager an annualized management fee equal to 0.70% of the Fund’s average daily net assets that is calculated and accrued daily.

The Management Fees paid by the Fund for the year ended April 30, 2025 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.70%	$88,214

Distribution Plans

A Distribution Plan (the “Distribution Plan”) has been adopted pursuant to Rule 12b-1 under the Act for the Fund. Under the Distribution Plan, the Fund is authorized to pay an annualized fee of up to 0.25% of the average daily net assets of the Fund to the Manager, the Fund’s distributor or any other entity approved by the Board as compensation for sale of shares and/or providing services to shareholders. No distribution fees are currently charged to the Fund and there currently are no plans to impose those fees. The Distribution Plan was adopted in order to permit the imposition of fees in the future, in the event that Rule 12b-1 fees begin to be used by ETFs. If such fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment in the Fund. If fees were charged under the Distribution Plan, the Manager could be authorized to receive Rule 12b-1 fees from the Fund regardless of the amount of the Manager’s actual expenses related to distribution and shareholder servicing efforts on behalf of the Fund. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the Fund.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund listed below held the following shares with an April 30, 2025 fair value and dividend income earned from the investment in the USG Select Fund.

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Notes to Financial Statements

April 30, 2025

Affiliated Security	Type of Transaction	Fund	April 30, 2025 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	April 30, 2025 Fair Value
U.S. Government Money Market Select	Direct	Ionic Inflation Protection ETF	$145,401	$-	$-	$289	$145,401

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended April 30, 2025, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Ionic Inflation Protection ETF	$7

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended April 30, 2025, the Fund did not utilize the credit facility.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $150,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For his service as Board Chair, Mr. Lindgren receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives a single $2,500 fee each quarter for his attendance at the Audit and Compliance Committee and Investment Committee meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

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Notes to Financial Statements

April 30, 2025

3. Security Valuation and Fair Value Measurements

The Fund’s net asset value (“NAV”) per share is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding, which may differ from the Fund’s market price. Investors that purchase and sell the Fund in the secondary market will transact at market prices, which may be lower or higher than the NAV per share.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as Valuation Designee to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. The Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

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Notes to Financial Statements

April 30, 2025

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all the Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust Manager’s fair valuation procedures for the Fund.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements

April 30, 2025

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

With respect to the Fund’s investments that do not have readily available market quotations, the Board has designated the Manager as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the oversight of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. Securities and Other Investments

Fixed-Income Investments

The Fund’s exposure to fixed-income instruments may include:

• U.S. Treasury Securities. U.S. Treasury bills have initial maturities of one year or less. U.S. Treasury notes have initial maturities of one to ten years. U.S. Treasury securities that are backed by the full faith and credit of

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Notes to Financial Statements

April 30, 2025

the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate.

• Treasury Inflation-Protected Securities (“TIPS”). TIPS are marketable securities whose principal is adjusted based on changes in the Consumer Price Index for All Urban Consumers (the “CPI-U”). The relationship between TIPS and the CPI-U affects both the principal amount paid when a TIPS instrument matures and the amount of interest that a TIPS instrument pays semi-annually. When a TIPS instrument matures, the principal paid is the greater of the CPI-U-adjusted principal or the original principal. TIPS pay interest at a fixed rate. However, because the fixed rate is applied to the CPI-U-adjusted principal, interest payments can vary in amount from one period to the next. If the rate of inflation increases, the interest payment increases. If the rate of inflation decreases, the interest payment decreases. The Fund may invest directly in TIPS or indirectly through ETFs.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund, at times, may invest in shares of other investment companies. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Fund can invest free cash balances in registered open-end investment companies regulated as government money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Fund could invest in government money market funds rather than purchasing individual short-term investments. If the Fund invests in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which the Fund invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

5. Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Options and Swaptions Contracts

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security or currency, in the case of a put option. An option on a futures contract provides the holder with the right to enter into a ‘‘long’’ position in the underlying futures contract, in the case of a call option, or a ‘‘short’’ position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

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Notes to Financial Statements

April 30, 2025

A swaption is an option on a swap agreement that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. The Fund expects to focus on so-called “payer swaptions”, which give the owner (the Fund) the right to pay fixed-rate payments and, in exchange, receive floating rate payments.

During the year ended April 30, 2025, the Fund purchased/sold swaptions primarily for hedging.

The Fund’s option and swaption contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average monthly volume of options contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

Average Option and Swaption Notional Amounts Outstanding Year Ended April 30, 2025
Fund	Purchased Contracts	Written Contracts
Ionic Inflation Protection ETF	$25,923,077	$-

Swap Agreements

A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members – generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and the Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. The Fund may be required to pledge collateral to secure its obligations under a swap.

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Notes to Financial Statements

April 30, 2025

Interest Rate Swap Agreements

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

Inflation Swaps

Swaps are contracts where one party “swaps” one type of cash flow for a different type of cash flow. Inflation swaps are derivative instruments that trade over-the-counter, which means they trade in a broker-dealer network, as opposed to on a centralized exchange. The Fund will primarily enter into inflation swaps that reference the CPI-U. For these inflation swaps, one party agrees to pay to the other party the percentage increase in CPI-U during the term of the swap, while the other party agrees to pay back a fixed rate. This means the inflation swaps held by the Fund will typically increase in value if inflation increases. Likewise, inflation swaps held by the Fund will typically decrease in value if inflation decreases. The Sub-Advisor will primarily focus on 5-year, zero-coupon inflation swaps tied to the level of CPI-U that are designed to increase in value when realized inflation or inflation expectations exceed the fixed-rate referenced in those swaps.

During the year ended April 30, 2025, the Fund entered into inflation swaps primarily for return enhancement, hedging and adjusting portfolio duration.

The Fund’s inflation swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average monthly volume of inflation swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each month end.

Average Inflation Swap Notional Amounts Outstanding
Fund	Year Ended April 30, 2025
Ionic Inflation Protection ETF	12,961,538

American Beacon Ionic Inflation Protection ETFSM

Notes to Financial Statements

April 30, 2025

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of April 30, 2025:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Swaptions contracts outstanding	$–	$–	$–	$104,958	$–	$104,958

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation from swap agreements	$–	$–	$–	$(27,956)	$–	$(27,956)

The effect of financial derivative instruments on the Statement of Operations as of April 30, 2025:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Swaptions contracts	$–	$–	$–	$58,400	$–	$58,400
Swap agreements	–	–	–	143,722	–	$143,722

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Swaptions contracts	$–	$–	$–	$(395,967)	$–	$(395,967)
Swap agreements	–	–	–	(208,739)	–	(208,739)

(1) See Note 3 in the Notes to Financial Statements for additional information.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty.

As the ISDA Master Agreements are specific to unique operations of different asset types, they allow the Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

American Beacon Ionic Inflation Protection ETFSM

Notes to Financial Statements

April 30, 2025

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, April 30, 2025.

Offsetting of Financial and Derivative Assets as of April 30, 2025:
	Assets	Liabilities
Swaptions Contracts	$104,958	$-
Swap Contract Agreements – Centrally cleared(1)	-	27,956

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$104,958	$27,956

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(27,956)

Total derivative assets and liabilities subject to an MNA	$104,958	$-

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of April 30, 2025:
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount
Bank of American NA	$59,976	$-	$-	$-	$59,976
JPMorgan Chase Bank NA	44,982	-	-	-	44,982

Total	$104,958	$-	$-	$-	$104,958

(1) The securities presented here within are not subject to master netting agreements. As such, this is disclosed for informational purposes only.

6. Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or a derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Cybersecurity and Operational Risk

Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all

American Beacon Ionic Inflation Protection ETFSM

Notes to Financial Statements

April 30, 2025

of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may at times be illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Certain derivatives may be difficult to value, and valuation may be more difficult in times of market turmoil.

Derivatives may also be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange, which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue their investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

ETFs Risk

As an ETF, the Fund is subject to the following risks:

•

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. Only an Authorized Participant may transact in Creation Units directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

•

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares primarily in large blocks called “Creation Units” and only to Authorized Participants. Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with redemption requests. Effecting redemptions for cash may cause the Fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time, resulting in potential losses to the Fund or difficulties in meeting shareholder redemptions, and involve transaction costs. If the Fund recognizes gains on these sales, this generally will cause the Fund to recognize gains it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise have been required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax

American Beacon Ionic Inflation Protection ETFSM

Notes to Financial Statements

April 30, 2025

on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in another ETF. In addition, cash transactions may have to be carried out over several days if the securities market in which the Fund is trading is less liquid and may involve considerable transaction expenses and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, may be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Funds have capped the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by the Fund’s remaining shareholders. These factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for other ETFs.

•

Premium/Discount Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Fund shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below their NAV (at a discount), at their NAV, or above their NAV (at a premium). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell the Fund shares may be executed at market prices that are significantly below NAV. Price differences may be due, in part, to the fact that supply and demand forces at work in the secondary trading market for shares may be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if the Fund’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. In addition, market prices of Fund shares may deviate significantly from the NAV if the number of Fund shares outstanding is smaller or if there is less active trading in Fund shares. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

•

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid-ask spreads. In addition, due to the Fund’s active trading strategy, it may be more difficult for market participants making a market in the Fund’s shares to hedge their exposure to Fund shares, which may lead to wider bid-ask spreads. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders. Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained or that the Fund’s shares will continue to be listed. If the Fund is delisted, any resulting liquidation of the Fund could create transaction costs for the Fund and adverse federal income tax consequences for investors. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Shares of the Fund, similar to shares of

American Beacon Ionic Inflation Protection ETFSM

Notes to Financial Statements

April 30, 2025

other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In addition, trading activity in derivative products based on the Fund may lead to increased trading volume and volatility in the secondary market for the shares of the Fund.

Hedging Risk

If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments.

Inflation Protection Risk

Although the Fund seeks to generate positive returns during periods of rising inflation and inflation expectations, the sub-advisor’s investment strategy may fail to achieve this result. If the Fund’s investments do not keep pace with inflation, the real (or inflation-adjusted) value of its assets could decline as their purchasing power decreases. Additionally, due to the Fund’s principal investment strategies, its performance may decline during environments with deflation, or a general decline in prices.

Inflation Swaps Risk

There can be no assurance that the CPI-U, the reference rate for the Fund’s inflation swaps, will accurately measure the rate of inflation experienced in the U.S. or the rate of expected future inflation. Inflation swaps are subject to interest rate risk. The value of an inflation swap is expected to change in response to changes in real interest rates. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap. Additionally, because the zero-coupon inflation swaps in which the Fund will invest do not pay interest periodically, the prices of these swaps can be very volatile when interest rates change, their values may fluctuate more and they may be less liquid than swaps that pay interest periodically. The payments received by the Fund from swaps, such as inflation swaps and other types of swaps, discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rate increases, including significant or rapid increases, may result in a decline in the value of bonds or derivatives held by the Fund, make issuers less willing or able to make principal and interest payments on fixed-income investments when due, lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments, any of which may result in substantial losses to the Fund. When interest rates decline, issuers may prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income. The prices of fixed-income securities or derivatives are also affected by their durations. Fixed-income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates than those with shorter durations. Rising interest rates may cause the value of the Fund’s investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For example, if a bond has a duration of two years, a 1% increase in interest rates could be expected to result in a 2% decrease in the value of the bond. Fluctuations in interest rates may also affect the liquidity of fixed-income securities and instruments held by the Fund.

American Beacon Ionic Inflation Protection ETFSM

Notes to Financial Statements

April 30, 2025

Liquidity Risk

The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

American Beacon Ionic Inflation Protection ETFSM

Notes to Financial Statements

April 30, 2025

Non-Diversification Risk

The Fund is non-diversified, which means it may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers. Because the Fund may have a focused portfolio of fewer companies than other funds, including both diversified and non-diversified funds, the increase or decrease of the value of a single investment may have a greater impact on the Fund’s NAV and total return when compared to other funds.

Recent Market Events Risk

Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in a Fund may be increased.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, the timing, frequency or magnitude of any such increases, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems. Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; imposition of tariffs and resulting impacts on global prices and supply chains; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance.

American Beacon Ionic Inflation Protection ETFSM

Notes to Financial Statements

April 30, 2025

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Options Risk

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the asset underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the assets underlying them, and there may at times not be a liquid secondary market for options. If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid. In order for a call option to be profitable, the market price of the underlying asset must rise sufficiently above the call option exercise price to cover the premium and any transaction costs. These costs will reduce any profit that might otherwise have been realized had the Fund bought the underlying asset instead of the call option. In order for a put option to be profitable, the market price of the underlying asset must decline sufficiently below the put option’s exercise price to cover the premium and any transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from having shorted the declining underlying asset by the premium paid for the put option and by transaction costs.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets generally cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value. The need to segregate cash or other liquid securities could limit the Fund’s ability to pursue other opportunities as they arise.

Small Fund Risk

Like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. Investment positions may also have a disproportionate impact, negative or positive, on performance, and Fund performance may be more volatile than that of a larger fund. The Fund’s shareholder fees and annual fund operating expenses also may be higher than those of a fund that has attracted sufficient assets to achieve investment and trading efficiencies. Shareholders of the Fund may incur higher expenses if the Fund fails to attract sufficient assets to realize economies of scale. Investors in the Fund also bear the risk that, without sufficient assets, the Fund may not be successful in implementing its investment strategy or may not employ a successful investment strategy.

American Beacon Ionic Inflation Protection ETFSM

Notes to Financial Statements

April 30, 2025

Swap Agreements Risk

Swap agreements or “swaps” are transactions in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates or the performance of specified securities, indices or other assets based on a specified amount (the “notional” amount). Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leverage risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Swaps may be subject to liquidity risk and counterparty risk, and swaps that are traded over-the-counter are not subject to standardized clearing requirements and may involve greater liquidity and counterparty risks.

Swaptions Risk

Swaptions enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of swaptions can be volatile, and a small investment in swaptions can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing swaptions. Additionally, the value of the option may be lost if the Sub-Advisor fails to exercise such option at or prior to its expiration. As the swaption contracts held by the Fund near expiration, the Fund may replace them with other swaption contracts that have a later expiration date. That process is called “rolling,” and the Fund may incur costs to “roll” swaption contracts.

Treasury Inflation-Protected Securities Risk

U.S. Treasury inflation-protected securities (“TIPS”) are debt instruments issued by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the CPI-U. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. TIPS generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or ETFs in which the Fund invests will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to interest rate risk.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

American Beacon Ionic Inflation Protection ETFSM

Notes to Financial Statements

April 30, 2025

Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Funds’ NAV per share to experience volatility. This is because the value of an obligation asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the three year period ended April 30, 2025 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended April 30, 2025	Year Ended April 30, 2024
Distributions paid from:
Ordinary income*	$698,406	$671,973
Long-term capital gains	–	–

Total distributions paid	$698,406	$671,973

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of April 30, 2025, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Ionic Inflation Protection ETF	$9,949,754	$85,996	$(162,774)	$(76,778)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Ionic Inflation Protection ETF	$(76,778)	$49,670	$–	$(249,806)	$1	$(276,913)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial

American Beacon Ionic Inflation Protection ETFSM

Notes to Financial Statements

April 30, 2025

reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, unused capital losses, and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from reclassification of income from investment subsidiary and in-kind redemptions as of April 30, 2025:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Ionic Inflation Protection ETF	$(15,132)	$15,132

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of April 30, 2025, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Ionic Inflation Protection ETF	$159,555	$90,251

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended April 30, 2025 were as follows:

Fund	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Ionic Inflation Protection ETF	$9,611,361	$9,988,328

A summary of the Fund’s transactions in the USG Select Fund for the year ended April 30, 2025 were as follows:

Fund	Type of Transaction	October 31, 2024 Shares/Fair Value	Purchases	Sales	April 30, 2025 Shares/Fair Value
Ionic Inflation Protection ETF	Direct	$–	$145,401	$–	$145,401

9. Capital Share Transactions

The tables below summarize the activity in capital shares for the Fund Shares

	Year Ended April 30,
	2025		2024
Ionic Inflation Protection ETF	Shares	Amount	Shares	Amount
Shares sold	–	$–	225,000	$4,433,127
Reinvestment of dividends	–	–	–	–
Shares redeemed	(200,000)	(3,852,330)	–	–
ETF transaction fees	–	3,819	–	5,358

Net (decrease) in shares outstanding	(200,000)	$(3,848,511)	225,000	$4,438,485

American Beacon Ionic Inflation Protection ETFSM

Notes to Financial Statements

April 30, 2025

10. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon Ionic Inflation Protection ETF

Financial Highlights

(For a share outstanding throughout the period)

	Year Ended April 30,			June 28, 2022A to April 30, 2023
	2025	2024
Net asset value, beginning of period	$20.01	$19.58		$20.00

Income (loss) from investment operations:
Net investment incomeB	0.81	0.82		0.69
Net gains (losses) on investments (both realized and unrealized)	(0.29)	0.71		(0.55)

Total income from investment operations	0.52	1.53		0.14

Less distributions:
Dividends from net investment income	(1.07)	(1.11)		(0.49)
Tax return of capital	-	-		(0.08)

Total distributions	(1.07)	(1.11)		(0.57)

ETF transaction fees per shareB	0.01	0.01		0.01

Net asset value, end of period	$19.47	$20.01		$19.58

Total returnC	2.81%	8.16%		0.71	%D

Ratios and supplemental data:
Net assets, end of period	$10,224,317	$14,504,555		$9,790,362

Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.70%	0.71%		0.74	%E
Expenses, net of reimbursements and/or recoupments	0.70%	0.71	%F	0.74	%E F
Net investment income, before expense reimbursements and/or recoupments	4.16%	4.19%		4.18	%E
Net investment income, net of reimbursements and/or recoupments	4.16%	4.19%		4.18	%E
Portfolio turnover rateG	114%	336%		339	%D

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-operating expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 0.70% for the year ended 2024 and the period ended 2023, respectively.
G	Excludes the impact of in-kind transactions.

See accompanying notes

American Beacon Ionic Inflation Protection ETFSM

Federal Tax Information

April 30, 2025 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended April 30, 2025. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2024.

The Fund designated the following items with regard to distributions paid during the fiscal year ended April 30, 2025. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Ionic Inflation Protection ETF	0.00%

Qualified Dividend Income:

Ionic Inflation Protection ETF	0.00%

Long-Term Capital Gain Distributions:

Ionic Inflation Protection ETF	$0

Short-Term Capital Gain Distributions:

Ionic Inflation Protection ETF	$266,982

Shareholders will receive notification in January 2026 of the applicable tax information necessary to prepare their 2025 income tax returns.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies (Unaudited)

On November 19, 2024, the Audit and Compliance Committee of the Board of Trustees (“Board”) of American Beacon Select Funds (the “Trust”) recommended and approved the decision to replace Cohen & Company, Ltd. (“Cohen & Co”) as the independent registered public accounting firm for the American Beacon Ionic Inflation Protection ETF (the “Ionic ETF”).

Cohen & Co’s reports on the predecessor Fund’s financial statements for the fiscal periods ended April 30, 2024 and April 30, 2023 (the “Covered Period”) contain no adverse opinion or disclaimer of opinion nor were Cohen & Co’s reports qualified or modified as to uncertainty, audit scope or accounting principles. During the Covered Period and through April 11, 2025 (the “Reorganization Date”), there were no disagreements with Cohen & Co on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen & Co, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Ionic ETF’s financial statements, and there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The Ionic ETF requests that Cohen & Co furnish them with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Cohen & Co agrees with the above statements. A copy of such letter is filed as an Exhibit A to this Form N-CSR.

On November 19, 2024, the Board approved the adoption of January 31 as the fiscal year end for the Ionic ETF. The Board also recommended and approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountant for the fiscal year ended April 30, 2025. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Ionic ETF or the Board with the performance of the Ionic ETF’s prior independent registered public accounting firm, Cohen & Co.

During the Covered Period and through the Reorganization Date, neither the Ionic ETF, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Ionic ETF’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Delivery of Documents

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report, Semi-Annual Report and Financial Statement Reports, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

You may request a paper copy of this document at no charge by contacting your financial institution. This document is also available for download at www.americanbeaconfunds.com or you can request an electronic copy by contacting your financial institution.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Fund Service Providers:

CUSTODIAN AND TRANSFER AGENT State Street Bank and Trust Company Boston, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Foreside Financial Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Select Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Select Funds and American Beacon Ionic Inflation Protection ETF are service marks of American Beacon Advisors, Inc.

AR 04/25

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

On November 19, 2024, the Audit and Compliance Committee of the Board of Trustees (“Board”) of American Beacon Select Funds (the “Trust”) recommended and approved the decision to replace Cohen & Company, Ltd. (“Cohen & Co”) as the independent registered public accounting firm for the American Beacon Ionic Inflation Protection ETF (the “Ionic ETF”).

Cohen & Co’s reports on the predecessor Fund’s financial statements for the fiscal periods ended April 30, 2024 and April 30, 2023 (the “Covered Period”) contain no adverse opinion or disclaimer of opinion nor were Cohen & Co’s reports qualified or modified as to uncertainty, audit scope or accounting principles. During the Covered Period and through April 11, 2025 (the “Reorganization Date”), there were no disagreements with Cohen & Co on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen & Co, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Ionic ETF’s financial statements, and there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The Ionic ETF requests that Cohen & Co furnish them with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Cohen & Co agrees with the above statements. A copy of such letter is filed as an Exhibit A to this Form N-CSR.

On November 19, 2024, the Board approved the adoption of January 31 as the fiscal year end for the Ionic ETF. The Board also recommended and approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountant for the fiscal year ended April 30, 2025. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Ionic ETF or the Board with the performance of the Ionic ETF’s prior independent registered public accounting firm, Cohen & Co.

During the Covered Period and through the Reorganization Date, neither the Ionic ETF, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Ionic ETF’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Exhibit A: Letter from Cohen & Company, Ltd. Subject to Item 304(a)(3)

July 7, 2025

U.S Securities and Exchange Commission

Office of the Chief Accountant

100 F Street, N.E.

Washington, D.C. 20549

Re: American Beacon Select

Funds File no. 811-04984

Dear Sir or Madam:

We have read Item 8. “Changes in and Disagreements with Accountants for Open-End Management Investment Companies” of Form N-CSR of American Beacon Ionic Inflation Protection ETF, a series of American Beacon Select Funds, dated July 7, 2025, and agree with the statements concerning our Firm contained therein.

We hereby consent to the filing of this letter as an exhibit to the foregoing report.

Yours very truly,

/s/ Cohen & Company, Ltd.

Milwaukee, Wisconsin

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Renumeration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

The remuneration paid to directors, officers and others is included as part of the report to stockholders filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Disclosure Regarding the Approval of the Management Agreement and Investment Advisory Agreement for the American Beacon Ionic Inflation Protection ETF

Approvals Related to American Beacon Ionic Inflation Protection ETF

At its November 19, 2024 meeting, the Board of Trustees (“Board”) considered: (1) the approval of the management agreement (“Management Agreement”) between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Select Funds (“Trust”), on behalf of the American Beacon Ionic Inflation Protection ETF (the “Fund”), a newly created series of the Trust; and (2) the approval of the investment advisory agreement (the “Subadvisory Agreement”) between the Manager and Ionic Capital Management LLC (the “Subadviser”), the Fund’s proposed subadviser.

Approval of the Management Agreement

Prior to the meeting, the Manager provided information to the Board in response to requests from the Board in connection with the Board’s consideration of the Management Agreement for the Fund. In addition, the Investment Committee of the Board met with representatives of the Manager. The Board also considered information that had been provided by the Manager to the Board at the May 15, 2024 and June 4, 2024 Board meetings in connection with the Board’s oversight reviews conducted during those meetings of the current Management Agreement pursuant to which the Manager provides services to the existing exchange-traded fund series of the Trust (the “Existing ETFs”), and other management agreements pursuant to which the Manager provides services to the existing mutual fund series of the Trust, the American Beacon Funds and the American Beacon Institutional Funds Trust (the “Existing Mutual Funds” and, collectively with the Existing ETFs, the “Existing Funds”).

Provided below is an overview of the primary factors the Board considered at its November 19, 2024 meeting at which the Board considered the approval of the Management Agreement with respect to the Fund. In determining whether to approve the Management Agreement, the Board considered, among other things, the following factors with respect to the Fund: (1) the nature and quality of the services to be provided; (2) the estimated costs to be incurred by the Manager in rendering its services to the Fund and the resulting profits or losses; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect anticipated economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Manager with respect to the Existing Funds; and (6) any other benefits anticipated to be derived by the Manager from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Management Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were fair and reasonable and that the approval of the Management Agreement was in the best interests of the Fund.

Nature, Extent and Quality of Services. The Board considered that it had conducted an oversight review of the Management Agreement as it related to the Existing ETFs, and the other management agreements as they relate to the Existing Mutual Funds, at its May 15, 2024 and June 4, 2024 meetings. At those meetings, the Board received detailed information regarding the Manager, including information with respect to the scope of services provided by the Manager to the Existing Funds, the financial condition of the Manager, including its parent company, and the background and experience of the Manager’s key investment personnel. The Board considered the Manager’s representation that the advisory, administrative and related services proposed to be provided to the Fund will be generally consistent with the services provided to the Existing Funds, as applicable. In addition, the Board considered the background and experience of key investment personnel who will have primary responsibility for the day-to-day oversight of the Fund. Based on the foregoing information, the Board concluded that the nature, extent and quality of the services to be provided by the Manager were appropriate for the Fund.

3

Disclosure Regarding the Approval of the Management Agreement and Investment Advisory Agreement for the American Beacon Ionic Inflation Protection ETF

Investment Performance. The Board considered that the Fund is new and, therefore, had no historical performance for the Board to review with respect to the Manager. The Board considered information provided by the Manager regarding the performance of the registered investment company advised by the Subadviser that the Manager and the Subadviser were proposing be reorganized into the Fund (the “Predecessor Fund”), as compared to: the benchmark index of the Predecessor Fund, which was also the proposed benchmark index of the Fund; the Predecessor Fund’s Morningstar, Inc. (“Morningstar”) category; and a peer group of funds that the Manager believes will be direct competitors of the Fund (the “Select Peer Group”). The Board considered information provided by the Manager regarding the comparative performance of the Predecessor Fund for various periods ended September 30, 2024, including the reasons for periods of underperformance.

Costs of the Services Provided to the Fund and the Profits or Losses to Be Realized by the Manager from Its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the estimated revenues to be earned and the expenses to be incurred by the Manager with respect to the Fund. The Board also considered that the Manager would receive certain fees related to securities lending, to the extent the Fund engages in securities lending activities. However, the Board considered the Manager’s representation that the Manager does not intend to lend securities held by the Fund.

The Board then considered the Manager’s representations regarding the asset level at which it expected to commence making a profit, as well as the anticipated profit level at a higher asset level. In addition, the Board considered the Manager’s explanation regarding its cost allocation methodology in calculating these projections.

Comparisons of the Amounts to Be Paid to the Manager Under the Management Agreement and Other Funds in the Morningstar Category and Select Peer Group. In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee. The Board considered a comparison of the management fee rate to be charged by the Manager under the Management Agreement versus the fee rates charged by the Manager to other funds for which it provides management services.

The Board noted that, unlike the Manager’s fee arrangement with the Existing Mutual Funds, but similar to the Manager’s fee arrangement with the Existing ETFs, pursuant to the Manager’s unitary fee arrangement with respect to the Fund, the Manager will pay nearly all material operating expenses of the Fund, including the subadvisory fee. The Board considered, however, that, pursuant to a proposed agreement between the Manager and the Subadviser, the fees paid to the Subadviser would be equal to a percentage of the net fees payable to the Manager, after the payment of Fund expenses included in the unitary fee. The Board considered the information provided by the Manager reflecting the total expense ratio for the Fund, as compared to the average and median total expense ratio and net expense ratio paid by funds in the Select Peer Group. The Board also considered that the proposed management fee rate for the Fund is equal to the advisory fee rate of the Predecessor Fund. This information assisted the Board in concluding that the management fee rate appeared to be within a reasonable range for the services to be provided to the Fund, in light of all the factors considered.

Economies of Scale. The Board considered the Manager’s representation that the proposed management fee rate for the Fund reflects economies of scale for the benefit of the Fund’s shareholders, as well as the Manager’s explanation for reaching this conclusion.

Benefits to Be Derived from the Relationship with the Fund. The Board considered the Manager’s representations regarding potential incidental benefits that the Manager might realize from this proposed new relationship, including those relating to potential cross-selling opportunities, and that the Manager will benefit from the Fund’s investment of its cash sweep accounts in the American Beacon U.S. Government Money Market Select Fund, a series of the Trust. The Board also considered the Manager’s representation that the Fund will likely benefit from its relationship with the Manager by having a manager with competitive rates of return, a well-diversified and conservative investment approach, and from potential cross-selling opportunities. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the Fund appear to be fair and reasonable.

4

Disclosure Regarding the Approval of the Management Agreement and Investment Advisory Agreement for the American Beacon Ionic Inflation Protection ETF

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund or the Manager, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”): (1) concluded that the proposed management fee is fair and reasonable with respect to the Fund; (2) determined that the Fund and its shareholders were expected to benefit from the Manager’s management of the Fund; and (3) approved the Management Agreement on behalf of the Fund.

Approval of the Subadvisory Agreement

Prior to the November 19, 2024 meeting, the Subadviser provided information to the Board in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Subadvisory Agreement. In addition, the Investment Committee of the Board met with representatives of the Subadviser.

Provided below is an overview of the primary factors the Board considered at its November 19, 2024 meeting at which the Board considered the approval of the Subadvisory Agreement. In determining whether to approve the Subadvisory Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of the Predecessor Fund; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Subadviser with other clients; and (6) any other benefits anticipated to be derived by the Subadviser from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Subadvisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Subadvisory Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Subadvisory Agreement were fair and reasonable and that the approval of the Subadvisory Agreement was in the best interests of the Fund.

Nature, Extent and Quality of the Services to Be Provided by the Subadviser. The Board considered information regarding the Subadviser’s principal business activities and overall capabilities to perform the services under the Subadvisory Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing the Fund. The Board also considered the Subadviser’s investment resources, infrastructure and the adequacy of its compliance program. The Board considered the Subadviser’s representation regarding the sufficiency of its current staffing levels. The Board also took into consideration the Manager’s recommendation of the Subadviser. Based on this information, the Board concluded that the nature, extent and quality of the subadvisory services to be provided by the Subadviser were appropriate for the Fund considering its investment objective and, thus, supported a decision to approve the Subadvisory Agreement.

Performance of the Subadviser. The Board evaluated the information provided by the Subadviser regarding the performance of the Predecessor Fund, the benchmark index of the Predecessor Fund, which was also the proposed benchmark index of the Fund, and an additional performance index. The Board considered information provided by the Subadviser regarding the comparative performance of the Predecessor Fund for various periods ended June 30, 2024. Based on the foregoing information, the Board concluded that the historical investment performance record of the Subadviser supported approval of the Subadvisory Agreement.

Comparisons of the Amounts to Be Paid Under the Subadvisory Agreement with Those Under Contracts Between the Subadviser and Its Other Clients. In evaluating the Subadvisory Agreement, the Board reviewed the proposed subadvisory fee rate under the Subadvisory Agreement for services to be performed by the Subadviser on behalf of the Fund. The Board considered that this fee rate would be paid to the Subadviser by the Manager. The

5

Disclosure Regarding the Approval of the Management Agreement and Investment Advisory Agreement for the American Beacon Ionic Inflation Protection ETF

Board considered that the proposed subadvisory fee rate is lower than that of the Predecessor Fund. After evaluating this information, the Board concluded that the Subadviser’s subadvisory fee rate under the Subadvisory Agreement was reasonable considering the services to be provided to the Fund.

Costs of the Services to Be Provided and Profits to Be Realized by the Subadviser and Its Affiliates from Its Relationship with the Fund. The Board did not consider the costs of the services to be provided and any profits to be realized by the Subadviser from its relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Manager and the Subadviser with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered the Subadviser’s representation that it does not believe it is likely to experience economies of scale in connection with the services that it proposes to provide to the Fund.

Benefits to Be Derived by the Subadviser from Its Relationship with the Fund. The Board considered the Subadviser’s representation that it may experience branding benefits related to its association with the Fund, and that the Fund’s ability to raise assets will be improved as a result of its relationship with Ionic. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Subadviser by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or the Subadviser, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and the approval of the Subadvisory Agreement is in the best interests of the Fund and approved the Subadvisory Agreement.

6

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

The registrant has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

Item 16. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based upon their review, such officers have concluded that the registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in the report is appropriately recorded, processed, summarized and reported and made know to them by others within the registrant and by the registrant’s service provider.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not Applicable.

Item 19. Exhibits

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) The certifications of each principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b)) are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Select Funds

By	/s/ Gregory J. Stumm

Gregory J. Stumm
President
American Beacon Select Funds
Date: July 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gregory J. Stumm

Gregory J. Stumm
President
American Beacon Select Funds
Date: July 7, 2025

By	/s/ Sonia L. Bates

Sonia L. Bates
Chief Accounting Officer and Treasurer
American Beacon Select Funds
Date: July 7, 2025